SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 20, 2004

EntreMed, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-20713	58-1959440

(Commission File Number)	(I.R.S. Employer Identification No.)

9640 Medical Center Drive, Rockville, MD	20850

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (240) 864-2600

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are furnished with this report:

99.1 Text of Press Release, dated February 20 2004.

Item 12. Results of Operations and Financial Condition.

On February 20, 2004 EntreMed, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Exhibits

99.1      Press Release dated February 20, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.

Date: February 20, 2004	By: /s/ Dane R. Saglio Dane R. Saglio Chief Financial Officer